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                                  Exhibit 10.27

                                    SUBLEASE

          THIS SUBLEASE (the "Sublease") is made and entered into this 17th day of April 2002, by and between ION Networks, Inc. ("Sublandlord") and Multipoint Communications ("Subtenant").

          1.   BASIC LEASE PROVISIONS.

               A. Property Address: 1551 South Washington Avenue, Piscataway, New Jersey 08854

               B.  Subtenant's Address (for notices): until the Commencement
Date: One Woodbridge Center Drive, Suite 811, Woodbridge, New Jersey 07095; thereafter, at the Premises subleased hereunder

               C. Sublandlord's Address (for notices): ION Networks, Inc., 1551 South Washington Avenue, Piscataway, New Jersey 08854, Attention: Corporate Counsel

               D.  Landlord: Washington Plaza L.L.C.

               E. Landlord's Address (for notices): c/o Linque Management Company, Inc., 301 Route 17, 19/th/ Floor, Rutherford, New Jersey 07070,
Attention: Joel J. Bergenstein, Vice President, with a copy to Earp Cohn PC, 222 Haddon Avenue, Westmont, New Jersey 08108, Attention: Richard B. Cohn, Esq.

               F.  Identification of Original Lease and all amendments thereto:
Lease between Washington Plaza Associates, L.P., as Landlord, and Microframe, Inc., as Tenant, dated February 18, 1999 (the "Original Lease"), as amended by First Amendment to Lease between Washington Plaza Associate, L.P., as Landlord, and ION Networks, Inc. (successor by merger to Mircroframe, Inc.), as Tenant dated August 20, 1999 (the "First Amendment") and Second Amendment to Lease between Washington Plaza Associate, L.P., as Landlord, and ION Networks, Inc., as Tenant dated November 9, 2001 (the "Second Amendment")

               G.  Sublease Term: Two years from Commencement Date

               H.  Commencement Date: January 1, 2002

               I.  Expiration Date: December 31, 2003

               J.  Base Rent (including utility and service charges) as follows:

                          Rent            Utility Charges       Service Charges
                          Per Month       Per Month             Per Month
                          ---------       ---------             ---------
1/1/02 - 3/31/02          $     0         $    0                $    0

4/1/02 - 9/30/02          $ 5,200         $  750                $  500

10/1/02 - 12/31/03        $10,400         $1,500                $1,000


The Base Rent for each month shall be paid on the first day of the month.

               K.  Payee of Rent: ION Networks, Inc.

               L. Address for Payment of Rent: 1551 South Washington Avenue, Piscataway, New Jersey 08854

               M. Sublease Share: Approximately 5,400 square feet of rentable space

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          N.   Description of Premises: Portion of 1st Floor at 1551 South
Washington Avenue, Piscataway, New Jersey 08854, as shown on Exhibit A annexed hereto

          O.   Subtenant's Use: General and executive offices

          P.   Brokers: Aaron Benjamin Commercial Realty

     2. Original LEASE. Sublandlord is the Tenant under a lease (the "Original Lease") with the Landlord identified in Section 1(D), as specified in Section 1(F). Sublandlord represents to Subtenant that (a) Sublandlord has delivered to Subtenant a full and complete copy of the Original Lease (with certain provisions thereof not relevant to this Sublease omitted), (b) the Original Lease is, as of the date hereof, in full force and effect, and (c) to Sublandlord's knowledge, no event of default has occurred under the Original Lease.

     3. SUBLEASE. Sublandlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Subtenant to be performed, hereby subleases to Subtenant, and Subtenant accepts from Sublandlord, certain space described in Section 1(N) (the "Premises") located in the building known as 1551 South Washington Avenue, Piscataway, New Jersey 08854 (the "Building").

     4. TERM. The term of this Sublease (the "Term") shall commence on the date specified in Section 1(H) (the "Commencement Date")). The Term shall expire on the date (the "Expiration Date") specified in Section 1(I), unless sooner terminated as provided elsewhere in this Sublease or by law.

     5. POSSESSION. The Premises are to be delivered by Sublandlord to Subtenant AS IS. Taking of possession by Subtenant shall be deemed conclusively to establish that Subtenant has accepted the condition of the Premises.

     6. SUBTENANT'S USE. The Premises shall be used and occupied only for the Subtenant's Use set forth in Section 1(O).

     7.   RENT. Beginning on the Base Rent Commencement Date set forth in
Section I(J), Subtenant agrees to pay the Base Rent set forth in Section 1(J) to the Payee specified in Section 1(K), at the address specified in Section 1(L), or to such other payee or at such other address as may be designated by notice in writing from Sublandlord to Subtenant, without prior demand therefor and without any deduction whatsoever. All charges, costs and sums required to be paid by Subtenant to Sublandlord under this Sublease in addition to Base Rent shall be deemed "Additional Rent", and Base Rent and Additional Rent shall hereinafter collectively be referred to as "Rent". Subtenant's covenant to pay Rent shall be independent of every other covenant in this Lease. If Rent is not paid when due, Subtenant shall pay, relative to the delinquent payment, an amount equal to the sum which would be payable by Sublandlord to Landlord for an equivalent late payment under Section 11.3 of the Original Lease.

     8. SECURITY DEPOSIT. Prior to the Commencement Date, Subtenant shall pay to Sublandlord the amount of $12,900.00 as security for the full and punctual performance by Subtenant of all of the terms and conditions of this Sublease (such amount, together with any interest earned thereon, if any, and/or any funds drawn by Sublandlord thereunder being called the "Security Deposit").

          A. If Subtenant defaults hereunder beyond the expiration of any applicable grace, notice or cure period, Sublandlord may use, apply to retain the whole or any part of the Security Deposit to the extent required for the payment of any Base Rent or any other sum(s) as to which Subtenant is in default or for any sum(s) which Sublandlord may expend or may be required to expend by reason of Subtenant's default pursuant hereto, including any damages or deficiency with respect to the reletting of the Premises, whether accruing before or after summary proceedings or other re-entry by Sublandlord. In the case of every such use, application or retention, Subtenant shall, on demand, pay to Sublandlord the sum so used, applied or retained such that the Security Deposit shall be replenished to its former amount.

          B. If Subtenant shall fully and punctually comply with all of the terms and conditions of this Sublease, then the Security Deposit (or portion thereof to which Subtenant is entitled) shall be returned or paid over to Subtenant (i) once half (1/2) within fifteen days after the expiration or termination of this Sublease and the surrender of the Premises to Sublandlord in accordance herewith and (ii) one half (1/2) within ninety (90) days after the expiration or termination of this Sublease and the surrender of the Premises to the Sublandlord in accordance herewith.

     9. Additional Consideration. Subtenant shall issue shares to Sublandlord totaling the value of $77,400.00. These shares shall be based on the per share price of Subtenant's common stock as priced in the first round of institutional financing which is scheduled to close (the "Closing") on or before June 30, 2002. These shares shall have the registration rights as

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other shares issued at the Closing. In the event the Closing does not occur by
June 30, 2002, the Subtenant shall pay to Sublandlord, with the Base Rent on a monthly basis, an amount equal to $4,300 ($77,400 divided by 18) starting from July1, 2002 through December 31, 2003.

     10. SUBTENANT'S OBLIGATIONS. Subtenant shall be responsible for, and shall pay the following:

          A. All utility consumption costs, including without limitation, electric and other charges incurred in connection with Lighting and providing electric power to Premises. Subtenant shall hold Sublandlord harmless and indemnify, including reasonable attorney's fees and costs, if necessary, to enforce said obligations, from all costs or expenses Sublandlord may incur from Subtenant's failure to pay utility bills or to perform any of its obligations with respect to the purchase of utilities. With respect to electricity, the Base Rent hereunder includes a charge for consumption on a "rent inclusion" basis (the "Rent Inclusion Factor"). The Base Rent shall be subject to adjustment based on changes in Sublandlord's cost of electricity as billed by Landlord or surveys of Subtenant's usage of electricity in the Premises that Sublandlord may perform from time to time. Without limiting the generality of the foregoing, the parties agree that the Rent Inclusion Factor under this Sublease is based on Subtenant's projected reasonable use in the Premises of electricity for lighting, light office equipment and the usual small business machines, including personal computer, fax machines and small copying machines. If Subtenant's use of electricity exceeds the projection, Sublandlord may cause the Rent Inclusion Factor to be increased (and the Base Rent increased by the same amount) pursuant to this Section 10A to reflect Subtenant's actual consumption of electricity. Notwithstanding the foregoing Subtenant shall have no obligation for any payments required to be made by Sublandlord pursuant to Article 27 of the Original Lease.

          B. All maintenance, repairs and replacements to the Premises and its equipment, to the extent Sublandlord is obligated to perform the same under the Original Lease.

          C. The cleaning of the Premises in excess of building standard cleaning, and all costs and expenses relating thereto.

          D. Any costs of additional or supplemental building services that Subtenant may desire, including, without limitation, additional or supplemental heating, ventilation and air conditioning (whether in the form of additional capacity, after-hours service or otherwise).

          E. Subtenant shall indemnify and hold harmless Sublandlord and any Sublandlord Party (defined below) from and against any and all claims arising from or in connection with (i) the conduct or management of the Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Sublandlord or any Sublandlord Party) in or about the Premises during the Term; (ii) any negligence or willful act or omission of Subtenant or any Subtenant Party (as defined below); (iii) any accident, injury or damage whatsoever (except to the extent caused by the negligence or willful misconduct of Sublandlord or SublandlordParty) occurring in, at or upon the Premises; and (iv) any breach or default by Subtenant under this Sublease; together with all costs, expenses and liabilities incurred in or in connection with each such claim, or any action or proceeding brought thereon, including all reasonable attorneys' fees and expenses.

"Sublandlord Party" is defined as (1) any principal, partner, member, officer stockholder, director, employee or agent of the Sublandlord or of any partner or member of any partnership constituting Sublandlord, disclosed or undisclosed,
(2) any underlying lessor, or any principal, partner, member, officer, stockholder, director, employee or agent thereof, and (3) any mortgagee or any principal, partner, member, officer, stockholder, director, employee or agent thereof.

"Subtenant Party" is defined as (x) any principal, partner, member, officer, stockholder, director, employee or agent of Subtenant or of any partner or member of any partnership constituting Subtenant, disclosed or undisclosed, or
(y) any subtenant of Subtenant or any party claiming by, through or under Subtenant, or any principal, partner, member, officer, stockholder, director, employee or agent of such subtenant or such other party.

     11. QUIET ENJOYMENT. Sublandlord represents that it has full power and authority to enter into this Sublease, subject to the consent of Landlord. So long as Subtenant is not in default in the performance of its covenants and agreements in this Sublease, Subtenant's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by Sublandlord, or by any person claiming by, through, or under Sublandlord.

     12. SUBTENANT'S INSURANCE. Subtenant shall procure and maintain, at its own cost and expense, such liability insurance as is required to be carried by Sublandlord under the Original Lease, naming Sublandlord, as well as Landlord, as additional insureds, in the manner required therein and such property insurance as is required to be carried by Sublandlord under the Original Lease to the extend such property insurance pertains to the Premises. Subtenant shall furnish

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to Sublandlord a certificate of Subtenant's insurance required hereunder not later than five (5) days prior to Subtenant's taking possession of the Premises. Each party hereby waives claims against the other for property damage provided such waiver shall not invalidate the waiving party's property insurance; each party shall attempt to obtain from its insurance carrier a waiver of its right of subrogation. Subtenant hereby waives claims against Landlord and Sublandlord for property damage to the Premises or its contents if and to the extent that Sublandlord waives such claims against Landlord under the Original Lease. Subtenant agrees to obtain, for the benefit of Landlord and Sublandlord, such waivers of subrogation rights from its insurer as are required of Sublandlord under the Original Lease. Sublandlord agrees to use reasonable efforts in good faith to obtain from Landlord a waiver of claims for insurable property damage losses and an agreement from Landlord to obtain a waiver of subrogation rights in Landlord's property insurance, if and to the extent that Landlord waives such claims against Sublandlord under the Original Lease or is required under the Original Lease to obtain such waiver of subrogation rights.

     13.  ASSIGNMENT OR SUBLETTING

          A. Subtenant shall not (i) assign, convey, mortgage or otherwise transfer this Sublease or any interest under it; (ii) allow any transfer thereof or any lien upon Subtenant's interest by operation of law; (iii) further sublet the Premises or any part thereof; or (iv) permit the occupancy of the Premises or any part thereof by anyone other than Subtenant. Without limiting the generality of the foregoing, Subtenant shall not violate or permit a breach of the provisions of Article 9 of the Original Lease.

          B. Should Subtenant's interest in this Sublease be assigned, or if the Premises or any part hereof be sublet or occupied by anyone other than Subtenant, SubLandlord may collect rent from the assignee, or occupant and apply the net amount collected to Base Rent and all Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this Section 13 or of any default hereunder or the acceptance of the assignee, or occupant as Subtenant, or a release of any of the covenants, conditions, terms and provisions on the part of Subtenant to be performed or observed.

     14. RULES. Subtenant agrees to comply with all rules and regulations that Landlord has made or may hereafter from time to time make for the Building (the "Building Rules"). Nothing in this Sublease or the Original Lease shall be construed to impose upon Sublandlord any duty or obligation to enforce the Building Rules against any other tenant, subtenant, or any other person, and Sublandlord shall not be liable to Subtenant for violation of the Building Rules by any other tenant, subtenant or any other person.

     15. REPAIRS AND COMPLIANCE. Subtenant shall promptly pay for the repairs set forth in Section 10(B) hereof and Subtenant shall, at Subtenant's own expense, comply with all laws and ordinances, and all orders, rules and regulations of all governmental authorities and of all insurance bodies and their fire prevention engineers at any time in force, applicable to the Premises or to Subtenant's particular use or manner of use thereof, except that Subtenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of, or in connection with, the Premises, unless such alteration is required by reason of Subtenant's particular use or manner of use of the Premises, or a condition which has been created by or at the sufferance of Subtenant, or is required by reason of a breach of any Subtenant's covenants and agreements hereunder. As used herein "structure" or "structural" shall have the definition ascribed to it in the Original Lease or if no specific definition is given therein, "structure" or "structural" shall mean that portion of the Building which is integral to the integrity of the Building as an existing enclosed unit and shall, in any event, include footings, foundation, outside walls, skeleton, bearing columns and interior bearing walls, floor slabs, roof and roofing system.

     16. FIRE OR CASUALTY OR EMINENT DOMAIN. In the event of a fire or other casualty affecting the Building or the Premises, or of a taking of all or a part of the Building or Premises under the power of eminent domain, Sublandlord may exercise any right which may have the effect of terminating the Original Lease without obtaining the consent of Subtenant, and such exercise shall not be deemed to be a breach of any of the provisions of this Sublease. In the event Sublandlord is entitled under the Original Lease to a rent abatement with respect to the Premises, as a result of a fire or other casualty or as a result of a taking under the power of eminent domain, then Subtenant shall be entitled to the Sublease share of such rent abatement (and Sublandlord shall pay such amount to Subtenant if Subtenant has prepaid the applicable rent) unless the effect on the Premises of such fire or other casualty or such taking shall be substantially disproportionate to the amount of the abatement, in which event the parties shall equitably adjust the abatement as between themselves, based on the relative impact of the fire or other casualty, or the taking, as the case may be.

     17. ALTERATIONS. Subtenant shall not make any alteration in or additions to the Premises ("Alterations") if Sublandlord is not authorized to do so under the Original Lease. If Subtenant's proposed Alterations are non-structural in nature, do not affect building systems and are authorized under the Original Lease, Sublandlord's consent thereto shall nonetheless be required, but Sublandlord's consent to such Alterations shall not be unreasonably withheld, and if Sublandlord

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consents to such Alterations, Landlord's consent thereto shall nonetheless be required, in which case Sublandlord shall request the consent of Landlord, if such consent is required under the Original Lease. If Alterations by Subtenant are permitted or consented to as aforesaid, Subtenant shall comply with all of the obligations of Sublandlord contained in the Original Lease pertaining to the performance of such Alterations. In addition, Subtenant shall indemnify, defend and hold harmless Sublandlord and Landlord against liability, loss, cost, damage, liens and expense impose on Sublandlord or Landlord arising out of the performance of Alterations by Subtenant, including reasonable attorney's fees and cost of legal proceedings.

     18. SURRENDER. Upon the expiration of this Sublease, or upon the termination of this Sublease or of Subtenant's right to possession of the Premises, Subtenant will at once surrender and deliver up the Premises, together with all improvements thereon, to Sublandlord in good condition and repair, reasonable wear and tear excepted. Conditions existing because of Subtenant's failure to perform maintenance, repairs or replacements as required of Subtenant under this Sublease shall not be deemed "reasonable wear and tear". Said Improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Subtenant). Subtenant shall surrender to Sublandlord all keys to the Premises and make known to Sublandlord the explanation of all combination locks which Subtenant is permitted to leave on the Premises. All alterations in or upon the Premises made by Subtenant shall become a part of and shall remain upon the Premises upon such termination without compensation, allowance or credit to Subtenant provided, however, that Sublandlord shall have the right to require Subtenant to remove any Alterations made by Subtenant, or any portion thereof. Said right shall be exercisable by Sublandlord giving written notice thereof to Subtenant on or before a date thirty (30) days prior to such expiration or on or before a date twenty (20) days after such termination. Subtenant shall also remove any Alterations made by Subtenant, or portion thereof, which Landlord may require Sublandlord to remove pursuant to the terms of the Original Lease. In any such event, Subtenant shall restore the Premises to their condition prior to the making of any such Alteration and shall repair any damage occasioned by such removal or restoration. If Sublandlord or Landlord requires removal of any Alteration made by Subtenant, or a portion thereof, and Subtenant does not make such removal in accordance with this Section, Sublandlord may remove the same (and repair any damage occasioned thereby), and dispose thereof, or at its election, deliver the same to any other place of business of Subtenant, or warehouse the same. Subtenant shall pay the costs of such removal, repair, delivery and warehousing on demand.

     19. REMOVAL OF SUBTENANT'S PROPERTY. Upon the expiration or earlier termination of this Sublease. Subtenant shall remove Subtenant's articles of personal property incident to Subtenant's business ("Trade Fixtures"); provided, however, that Subtenant shall repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof. If Subtenant does not remove Subtenant's Trade Fixtures from the Premises prior to the expiration or earlier termination of this Sublease, Sublandlord may, as its option, remove the same (and repair any damage occasioned thereby and restore the Premises as aforesaid) and dispose thereof or deliver the same to any other place of business of Subtenant, or warehouse the same, and Subtenant shall pay the cost of such removal, repair, restoration, delivery or warehousing to Sublandlord on demand.

     20. HOLDING OVER. Subtenant shall have no right to occupy the Premises or any portion thereof after the expiration of this Sublease or after termination of this Sublease or of Subtenant's right to possession in consequence of an Event of Default hereunder. In the event Subtenant or any party claiming by, through or under Subtenant holds over, Sublandlord may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and to recover damages, including without limitation, damages payable by Sublandlord to Landlord by reason of such holdover, reasonable attorney's fees and cost of legal proceedings. For each and every month or partial month that Subtenant or any party claiming by, through or under Subtenant remains in occupancy of all or any portion of the Premises after the expiration of this Sublease or after termination of this Sublease or Subtenant's right to possession, Subtenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to 150% of the rate of Base Rent and Additional Rent payable by Subtenant hereunder immediately prior to the expiration or other termination of this Sublease or of Subtenant's right to possession. The acceptance by Sublandlord of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over.

     21. ENCUMBERING TITLE. Subtenant shall not do any act which shall in any way encumber the title of Landlord in and to the Property, nor shall the interest or estate of Landlord in and to the Property, nor shall the interest or estate of Landlord or Sublandlord be in any way subject to any claim by way of lien or encumbrance, whether by operation of law by virtue of any express or implied contract by Subtenant, or by reason of any other act or omission of Subtenant. Any claim to, or lien upon, the Premises or the Property on which the Premises is situated shall be invalid.

     22. EVENTS OF DEFAULT. Each of the following show constitute an "Event of Default":





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          A.   If (i) Subtenant shall commence a case in bankruptcy, or under the insolvency laws of any state, naming Subtenant as debtor, or (ii) any other person shall commence a case in bankruptcy, or under the insolvency laws of any state, naming Subtenant as a debtor, and such case shall not have been discharged within sixty (60) days of the commencement thereof; or

          B. If Subtenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Subtenant or any of the property of Subtenant; or

          C. Subtenant shall admit in writing its inability to pay its debts as they become due; or

          D. The Premises are levied on by any revenue officer or similar officer as a result of any act or omission of Subtenant or any person claiming by, through or under Subtenant; or

          E. A decree or order appointing a receiver of the property of Subtenant shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; or

          F.   Subtenant shall abandon the Premises during the Termhereof; or

          G. Subtenant shall default in any payment of Rent required to be made by Subtenant hereunder when due as herein provided and such default shall continue for five (5) days after notice thereof in writing to Subtenant; or

          H. Subtenant shall default in securing insurance or in providing evidence of insurance as set forth in Section 12 of this Sublease or shall default with respect to lien claims as set forth in Section 21 of this Sublease and either such default shall continue for five (5) days after notice thereof in writing to Subtenant; or

          I. Subtenant shall, by its act or omission to act, cause a default under the Original Lease and such default shall not be cured after prior notice if it was practical for Sublandlord to timely give such prior notice to Subtenant within the time, if any, permitted for such care under the Original Lease, less three (3) days; or

          J.   A default shall occur under any guaranty of this Sublease; or

          K. Subtenant shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Subtenant, and such default shall continue for thirty (30) days after notice thereof in writing to Subtenant unless such default is not susceptible of cure within such thirty day period and Subtenant has commenced to cure within such period and diligently pursues the cure of such default but provided that such extended cure is permitted by the Original Lease.

     23. REMEDIES. Upon the occurrence of any one or more Events of Default, SubLandlord may exercise any remedy against Subtenant (including recovery of reasonable attorney's fees and cost of legal proceedings) which Landlord may exercise for default by Sublandlord under the Original Lease, including, without limitation, those set forth in Articles 17 and 18 of the Original Lease, and any remedy available at law or in equity for a breach of this Sublease.

     24. NOTICES AND CONSENTS. All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused if delivered by hand or sent by United States registered or certified mail, postage prepaid, return receipt requested or if sent by overnight courier service (a) if to Subtenant, addressed to Subtenant at the address(es) specified in Section 1(B) or at such other place as Subtenant may from time to time designate by notice in writing to Sublandlord or (b) if to Sublandlord, addressed to Sublandlord at the address(es) specified in Section 1(C) or at such other place as Sublandlord may from time to time designate by notice in writing to Subtenant. Sublandlord and Subtenant, agree to promptly deliver to the other a copy of each notice, demand, request, consent or approval from SubLandlord or Subtenant to Landlord relating to this Sublease or the Premises, and promptly to deliver to the other a copy of any notice, demand, request, consent or approval received from Landlord relating to this Sublease or the Premises. Such copies shall be delivered by hand or by overnight courier.

     25. PROVISIONS REGARDING SUBLEASE. This Sublease and all the rights of parties hereunder are subject and subordinate to the Original Lease. Each party agrees that it will not, by its act or omission to act, cause a default under the Original Lease. In furtherance of the foregoing, the parties hereby confirm, each to the other, that it is not practical in this Sublease agreement to enumerate all of the rights and obligations of the various parties under the Original Lease and specifically to allocate those rights and obligations in this Sublease agreement. Accordingly, in order to afford to Subtenant the benefits of this Sublease and of those provisions of the Original Lease which by their nature are intended to benefit the party in possession of the Premises, and in order to protect Sublandlord against a default by Subtenant which might cause a default or event of default by Sublandlord under the Original Lease:

          A. Provided Subtenant shall timely pay all Rent when and as due under this Sublease, Sublandlord shall pay, when and as due, all base rent, additional rent and other charges payable by Sublandlord to Landlord under the Original Lease;

          B. Sublandlord shall perform its covenants and obligations under the Original Lease which do not require for their performance possession of the Premises and which are not otherwise to be performed hereunder by Subtenant on Behalf of Sublandlord.

          C. Subtenant shall perform all affirmative covenants and shall refrain from performing any act which is prohibited by the negative covenants of the Original Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the Premises. If practicable, Subtenant shall perform affirmative covenants which are also covenants of Sublandlord under the Original Lease at least five (5) days prior to the date when Sublandlord's performance is required under the Original Lease. Sublandlord shall have the right to enter the Premises and have appropriate access to cure any default by Subtenant under this Section.

          D. Sublandlord shall not agree to an amendment to the Original Lease which would have an adverse effect on Subtenant's occupancy of the Premises or its use of the Premises for their intended purpose, unless Sublandlord shall first obtain Subtenant's prior written approval thereof, which approval shall not be unreasonably withheld.

          E. Sublandlord hereby grants to Subtenant the right to receive all of the services and benefits with respect to the Premises which are to be provided by Landlord under the Original Lease. Sublandlord shall have not duty to perform any obligations of Landlord which are, by their nature, the obligation of an owner or manager of real property. For example, Sublandlord shall not be required to provide the services or repairs which the Landlord is required to provide under the Original Lease. Sublandlord shall have no responsibility for or be liable to Subtenant for any default, failure or delay on the part of Landlord in the performance or observance by Landlord of any of its obligations under the Original Lease (unless solely due to the act or omission of Sublandlord), nor shall such default by Landlord affect this Sublease or waive or defer the performance of any of Subtenant's obligations hereunder. Notwithstanding the foregoing, the parties contemplate that Landlord shall, in fact, perform its obligations under the Original Lease and in the event of any default or failure of such performance by Landlord, Sublandlord agrees that it will, upon notice from Subtenant, make demand upon Landlord to perform its obligations under the Original Lease and, provided that Subtenant specifically agrees to pay all costs and expenses of SubLandlord and provides SubLandlord with security reasonably satisfactory to SubLandlord to pay such costs and expenses, SubLandlord will take appropriate legal action to enforce the Original Lease.

     26. As provided in Article 11 of the Original Lease, in the event of termination, re-entry or dispossess of Sublandlord by Landlord under the Original Lease, Landlord may, at its option, take over all of the right, title and interest of Sublandlord, as sublessor under this Sublease, and Subtenant, at Landlord's option, shall attorn to Landlord pursuant to the then executory provisions of this Sublease, except that Landlord shall not be:

               (i) liable for any act or omission of Sublandlord under this Sublease, or

               (ii) subject to any defense or offsets which Subtenant may have against Sublandlord, or

               (iii) bound by any previous payment which Subtenant may have made to Sublandlord more than thirty (30) days in advance of the date upon which such payment was due, unless previously approved by Landlord except for the prepayment of the rent, or

               (iv) bound by any obligation to make any payment to or on behalf of Subtenant, or

               (v) bound by any obligation to perform any work or to make improvements to the Premises, or

               (vi) bound by any amendment or modification of this Sublease made without Landlord's consent, or

               (vii) bound to return Subtenant's security deposit until such deposit has come into its actual possession and Subtenant would be entitled to such security deposit pursuant to the terms of this Sublease.

     27. LANDLORD'S CONSENT. This Sublease and the obligations of the parties hereunder are expressly conditioned upon Sublandlord's obtaining prior written consent hereto from Landlord. Sublandlord shall be responsible for any fees imposed by Landlord in connection with this request for consent to the sublease except those specifically attributable to Subtenant. Subtenant shall promptly deliver to Sublandlord any information set forth in Article 9 of the Original Lease or otherwise reasonably requested by Landlord (in connection with Landlord's approval of this Sublease) with respect to the nature and operation of Subtenant's business and the financial condition of Subtenant and any Guarantor. Sublandlord and Subtenant hereby agree, for the benefit of Landlord, that this Sublease and Landlord's consent hereto shall not (a) create privity of contract between Landlord and Subtenant; (b) be deemed to have amended the Original Lease in any regard (unless Landlord shall have expressly agreed in writing to such amendment); or (c) be construed as a waiver of Landlord's right to consent to any assignment of the Original Lease by Sublandlord or any further subletting of premises leased pursuant to the Original Lease, or as a waiver of Landlord's right to consent to any assignment by Subtenant of this Sublease or any sub-letting of the Premises or any part thereof. If Landlord fails to consent to this Sublease within sixty (60) days after the execution and delivery of this Sublease, then either party may terminate this Sublease by giving written notice thereof to the other party at any time thereafter, before Landlord grants such consent, and upon such notice all prepaid rent shall be refunded to Subtenant.

     28. BROKERAGE. Each party represents and warrants to the other that it has had no dealings with any broker or agent in connection with this Sublease other than the Brokers specified in Section 1(P), whose commission shall be split 50/50 between Sublandlord and Subtenant. The provisions of this Article shall survive termination of this Lease.

     29. BUILDING DIRECTORY. Subject to the provisions of Section 28.8 of the Original Lease, Subtenant shall, during the Term, be entitled to five (5) listing on the building directory for the Building.

     30. GOVERNING LAW. This Sublease shall be governed by and construed in accordance with the laws of the State of New Jersey.

     31. RELATIONSHIPS BETWEEN PARTIES. Sublandlord and Subtenant shall be independent and shall not be deemed to be partners, joint ventures or co-employer of any Sublandlord Party or Subtenant Party, for the purpose of this Sublease or for any other purpose.

     32. JURY TRIAL WAIVER. Sublandlord and Subtenant hereby waive trial by jury in any action or proceeding brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Sublease or Subtenant's use or occupancy of the Premises.

     33. NUMBER AND GENDER. All terms used herein shall include any number or gender, as the context may require.

     34.  NO WAIVER; CUMULATIVE REMEDIES, ETC.

          A. No receipt of moneys by Sublandlord from Subtenant after the termination or cancellation of this Sublease shall reinstate, continue or extend the Term, or operate as a waiver of the right of Sublandlord to enforce the payment of Base Rent or Additional Rent then due, or thereafter falling due, or operate as a waiver of the right of SubLandlord to recover possession of the Premises by proper suit, action, proceeding or remedy.

          B. The failure of Sublandlord or Subtenant to enforce any agreement, condition, covenant or term of this Sublease shall not be deemed to waive or affect the right of Sublandlord or Subtenant to enforce the same or any other agreement, condition, covenant or term of this Sublease in the event of a subsequent default or breach.

          C. The receipt by Sublandlord of Rent with knowledge of the breach of any of the terms, covenants or conditions of this Sublease shall not be deemed a waiver of such breach. The acceptance of any check or payment bearing or accompanied, by any endorsement, legend or statement shall not be deemed an accord and satisfaction. No surrender of the Premises by Subtenant (prior to the expiration or termination of this Lease) shall be valid unless consented to in writing by Sublandlord.

          D. The rights and remedies given to Sublandlord in this Sublease are distinct, separate and cumulative, and no one of them, whether or not exercised by Sublandlord, shall be deemed to be in exclusion of any of the others, or of any rights or remedies otherwise provided at law or in equity. In addition to the other remedies in this Sublease, Sublandlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the terms, covenants or conditions of this Sublease or to a decree compelling performance of any of such terms, covenants or conditions.

          E. This Sublease contains the entire agreement of the parties with respect to the subject matter hereof, and any prior agreements or understandings, oral or written, are merged herein. This Sublease may not be extended, renewed, terminated or modified, nor may any provision hereof be waived, except by an instrument in writing executed by the party against whom enforcement of the same is sought.

          F. If Subtenant request Sublandlord's consent to any matter under this Lease, and Sublandlord fails or refuses to give such consent, Subtenant shall not be entitled to any damages for any withholding by Sublandlord of its consent; Subtenant's sole remedy therefor shall be an action for specific performance, injunction or declaratory relief, and such remedy shall be available only in those cases where this Sublease provides that Sublandlord shall not unreasonably withhold its consent or where as a matter of law Sublandlord may not unreasonably withhold its consent.

          G. Subtenant shall look solely to the interest of Sublandlord in the Premises leased under the Original Lease for the satisfaction of any right or remedy of Subtenant for Sublandlord's failure to perform or comply with any of Sublandlord's obligations, covenants or conditions under this Sublease, express or implied, or under any law (including the collection of a judgment or other judicial process). Neither Sublandlord nor any disclosed or undisclosed principal of Sublandlord, or officer, director, stockholder, partner, member, manager or agent of Sublandlord or of any such principal, nor any successor of any of them, shall have any personal liability hereunder and no property or assets of any of the foregoing persons shall be subject to levy, execution, attachment or other enforcement procedure, for the satisfaction of Subtenant's remedies under or with respect to this Sublease, the relationship of Sublandlord and Subtenant hereunder, Subtenant's use and occupancy of the Premises or any other liability of Sublandlord to Subtenant.

          H. The headings herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease.

          I. Sublandlord shall not deny Subtenant the right to access the Premises 24 hours per day, seven days per week.

          J. Wherever Sublandlord has agreed to request consent of Landlord, Sublandlord shall use reasonable efforts (but without the requirement to incur expense) to obtain such consent.

     35. SUCCESSORS AND ASSIGNS. The agreements, terms covenants and conditions herein shall bind and inure to the benefit of Sublandlord and Subtenant and their respective succsessors and assigns.

                                   SUBLANDLORD
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                                   ION Networks, Inc.



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                                   SUBTENANT
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                                   Multipoint Communications



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